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                                                                    EXHIBIT 23.5

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3/A of our report dated
April 5, 2001, included in Inverness Medical Technology, Inc.'s Form 8-K/A and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 19, 2001